DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY
(DEPOSITOR)

The undersigned constitutes and appoints Carlos Sierra and Erik Braun and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 25, 2020

/s/ Bradley Rosenblatt
Bradley Rosenblatt
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY
(DEPOSITOR)

The undersigned constitutes and appoints Carlos Sierra and Erik Braun and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 21, 2020

/s/ Burke Harr
Burke Harr
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY
(DEPOSITOR)

The undersigned constitutes and appoints Carlos Sierra and Erik Braun and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 25, 2020

/s/ Dhiren Jhaveri
Dhiren Jhaveri
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY
(DEPOSITOR)

The undersigned constitutes and appoints Carlos Sierra and Erik Braun and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

February 25, 2020

/s/ Joseph Wieser
Joseph Wieser
Director